Tax-Free Fund For Utah
      Supplement to the Statement of Additional Information
                     Dated October 31, 2000

     The material under the heading "When-Issued and Delayed
Delivery Obligations" is replaced by the following:

When-Issued and Delayed Delivery Obligations

     The Fund may buy Utah Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Utah Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Utah Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Utah Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Utah Obligations.

                 The date of this Supplement is
                        January 10, 2001